Exhibit 10.2
Employment Agreement with Gilles Addison

                                     OFFER:
                                     ------


TERMS:
------

   1.  TITLE:
       ------
                    President and Chief Executive Officer

   2.  REMUNERATION:
       -------------
                    Mr. Addison will be granted share purchase options at the end of the period covered by this agreement as follows:
                    - 250,000 options at exercisable price of $0.10 and valid until January 2010.

   3.  DURATION:
       ---------
                    This agreement is for one-year period starting upon signature.

   4.  TERMINATION:
       ------------
                    The Board of Directors of GSI Technologies USA Inc. will provide you with 30 days notice in writing if the Corporation or its officers decides to terminate this agreement.

                    Mr. Addison will provide the Corporation with 30 days notice in writing if he decides to terminate this agreement.

                    If any of the parties wish to terminate this agreement, the options will be given accordingly to the number of working month plus 30 days notice.



If you accept the terms and conditions contained in this agreement, please sign it and return it to the Board of Directors as soon as possible.



I accept the above offer on this 16 day of June 2003.


By: /s/ Marie El-Ahmar Eid                         By: /s/ Gilles Addison
----------------------------                       -----------------------------
Marie El-Ahmar Eid                                 Gilles Addison


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